UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2010

EGPI FIRECREEK, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation or organization)

000-32507 (Commission File Number)	88-0345961 (IRS Employer Identification No.)

6564 Smoke Tree Lane, Scottsdale Arizona (principal executive offices)	85253 (Zip Code)

(480) 948-6581
(Registrant’s telephone number, including area code)

 (Former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 3.02                      Recent Sales of Unregistered Securities

I.  (*) (**) On June 16, 2010, by majority consent of the Board of Directors, the Company approved the following issuances of its restricted common and Series C preferred stock, par value $0.001 per share for common and preferred, to the following persons for services rendered.

Name and Address (***)	Date	Restricted Common Share Amt	Series C Preferred Share Amt (****)	Type of Consideration		Fair Market Value of Consideration

Jeffrey M. Proper c/o 6564 Smoke Tree Lane Scottsdale, Arizona 85253	6/16/10	3,750,000	-0-	For services rendered to the Company, and Subsidiaries		$15,750

Thomas J. Richards c/o 6564 Smoke Tree Lane Scottsdale, Arizona 85253	6/16/10	3,589,600	-0-	For services rendered to the Company, and Subsidiaries		$15,076

Larry W. Trapp c/o 6564 Smoke Tree Lane Scottsdale, Arizona 85253	6/16/10	7,679,094	-0-	For services rendered to the Company, and Subsidiaries		$32,252

Melvena Alexander c/o 6564 Smoke Tree Lane Scottsdale, Arizona 85253	6/16/10	3,795,925	-0-	For services rendered to the Company, and Subsidiaries		$15,943

Joanne M. Sylvanus c/o 6564 Smoke Tree Lane Scottsdale, Arizona 85253	6/16/10	3,720,000	-0-	For services rendered to the Company, and Subsidiaries		$15,624

Dennis R. Alexander c/o 6564 Smoke Tree Lane Scottsdale, Arizona 85253	6/16/10	6,527,723	2,143	For services rendered to the Company, and Subsidiaries		$27,416

Robert S. Miller Jr. c/o 3400 Peach Tree Road, Ste 111 Atlanta, GA 30326	6/16/10	9,464,111	-0-	For services rendered to the Company, and Subsidiaries		$39,749

David H. Ray c/o 3400 Peach Tree Road, Ste 111 Atlanta, GA 30326	6/16/10	**11,,829,658	1,905	For services rendered to the Company, and Subsidiaries		$49,685

Brandon D. Ray c/o 3400 Peach Tree Road, Ste 111 Atlanta, GA 30326	6/16/10	**5,914,829	952	For services rendered to the Company, and Subsidiaries		$24,842

Strategic Partners Consulting, LLC. c/o 3400 Peach Tree Road, Ste 111 Atlanta, GA 30326	6/16/10	**	**	For services rendered to the Company, and Subsidiaries	$	**

Michael Kocan c/o 3400 Peach Tree Road, Ste 111 Atlanta, GA 30326	6/16/10	7,542,735	**2,143	For services rendered to the Company, and Subsidiaries		$31,679

Michael Hanlon c/o 3400 Peach Tree Road, Ste 111 Atlanta, GA 30326	6/16/10	7,870,371	-0-	For services rendered to the Company, and Subsidiaries		$33,056

Garrett Sulivan c/o 3400 Peach Tree Road, Ste 111 Atlanta, GA 30326	6/16/10	1,351,244	-0-	For services rendered to the Company, and Subsidiaries		$5,675

Tom Davis c/o 3400 Peach Tree Road, Ste 111 Atlanta, GA 30326	6/16/10	4,033,483	-0-	For services rendered to the Company, and Subsidiaries		$16,941

Amanda Cocoran c/o 3400 Peach Tree Road, Ste 111 Atlanta, GA 30326	6/16/10	160,285	-0-	For services rendered to the Company, and Subsidiaries		$673

Kelly Davis c/o 3400 Peach Tree Road, Ste 111 Atlanta, GA 30326	6/16/10	336,511	-0-	For services rendered to the Company, and Subsidiaries		$1,413

Paddy Kelly c/o 3400 Peach Tree Road, Ste 111 Atlanta, GA 30326	6/16/10	437,274	-0-	For services rendered to the Company, and Subsidiaries		$1,837

Billy V. Ray Jr. c/o 3400 Peach Tree Road, Ste 111 Atlanta, GA 30326	6/16/10	**10,000,000	**2,143	For services rendered to the Company, and Subsidiaries		$42,000

BVR, Inc. c/o 3400 Peach Tree Road, Ste 111 Atlanta, GA 30326	6/16/10	**	**	For services rendered to the Company, and Subsidiaries	$	**

(*) Issuances are approved, subject to such persons being entirely responsible for their own personal, Federal, State, and or relevant single or multi jurisdictional income taxes, as applicable. Unless otherwise indicated, each person named in the table above has the sole voting and investment power with respect to his shares of our common and or preferred stock beneficially owned.

(**) $369,612 of the financing proceeds in the immediately preceding table was used primarily in consideration of services rendered to the Company and/or one or more of its subsidiaries including Energy Producers, Inc., (“EPI”), South Atlantic Traffic, Inc. (“SATCO”), M3 Lighting, Inc. (“M3”), Redquartz LTD (RQTZ).

(1)	Mr. Jeffrey M. Proper, Esq., for legal advisory and consulting services; Mr. Proper is a shareholder and is not a director or officer of the Company.

(2)	Mr. Thomas J. Richards, for business and consulting and advisory services; Mr. Richards is a shareholder and an advisor of the Company and is not a director or officer.

(3)	Mr. Larry W. Trapp, for business and consulting and advisory services; He is a shareholder, an officer, (Executive Vice President) and director of the Company and EPI.

(4)	Melvena Alexander, for day to day operational services and business provisions; Mrs. Alexander is a shareholder, and an officer (Secretary, Comptroller, and Co Treasurer) of the Company.

(5)	Joanne M. Sylvanus provides accounting and advisory services to the Company, EPI, SATCO, M3, and is a shareholder of the Company.

(6)
Dennis R. Alexander provides day to day operational services and business consulting services to the Company, EGPI, SATCO, M3, and is a shareholder, Chairman, director, and an officer (CEO, CFO) of the Company.

(7)	Robert S. Miller Jr. is a shareholder, and an Executive Vice President and director of the Company.

(8)
**David H. Ray, for business and consulting, accounting, and advisory services; Mr. Ray is a shareholder indirectly through Strategic Partners Consulting, LLC, a director, and an officer (Executive Vice President and Treasurer) of the Company.

(9)
**Brandon D. Ray, for business, and consulting and financial advisory services; He is a shareholder indirectly though Strategic Partners Consulting, LLC. , and an officer, (Executive Vice President of Finance) and director of the Company.

(10)
**Strategic Partners Consulting, LLC, is indirectly owned by David H. Ray (50%) and Brandon D. Ray (50%) providing for each of their day to day operational services and business provisions, accounting, and financial advisory.

(11)	Michael Kocan is a shareholder, and an officer (President) and director of the Company.

(12)	Michael Hanlon is a shareholder of the Company and provides business and advisory services. He is not an officer or director of the Company.
(13)	Garrett Sullivan is a shareholder and director of the Company.

(14)	Tom Davis is a shareholder of the Company and provides business and advisory services. He is not an officer or director of the Company.

(15)	Amanda Cocoran is a shareholder of the Company and provides business services. She is not an officer or director of the Company.

(16)	Kelly Davis is a shareholder of the Company and provides advisory services. Kelly is not an officer or director of the Company.

(17)	Paddy Kelly is a shareholder of the Company and provides advisory services. He is not an officer or director of the Company.

(18)
**Billy V. Ray Jr. provides business consulting services (through BVR, Inc.) to the Company, EGPI, SATCO, M3, and is a shareholder, and advisor of the Company. He is not an officer or director of the Company.

(19)	**BVR, Inc. is indirectly owned by Billy V. Ray Jr. which provides business consulting services to the Company, EGPI, SATCO, M3, and is a shareholder, and advisor of the Company.

(***) The shares of common stock were issued pursuant to an exemption from registration as provided by Section 4(2) of the Securities Act of 1933, as amended (the “1933 Act”). All such certificates representing the shares issued by the Company shall bear the standard 1933 Act restrictive legend restricting resale.

(****) Each share of Series C preferred stock shall have 21,200 votes on the election of our directors and for all other purposes.

Item 8.01                      Other Information

As of June 16, 2010, The Company is in negotiation for entry into an omnibus operating Agreement with Emerald Management Group, LLC (EMG) a company existing and formed under the laws of the State of Florida. The purpose of the proposed Agreement with EMG being negotiated is to manage the affairs of the Company, utilizing much of its present management and relationships and provide ongoing infrastructure for potential growth. The process will consider an equitable division of efforts, resources and income earned by and among the Members in the management of the Company and other business opportunities as defined therein by, among other matters including (i) causing the Company and Strategic Partners Consulting, LLC to terminate the existing Administrative Services Agreement (ASA) and in its place, and ii) proposes for the Emerald Management Group, LLC (EMG) to enter into an Administrative and Management Services Agreement by which the EMG would provide management personnel to the Company and/or its subsidiaries. Such Agreement would provide that EMA would charge the Company and its subsidiaries separately for personnel furnished to each entity and that the amounts to be negotiated and due under the proposed or final Agreement be no more than the aggregate amount paid to those personnel being furnished by EMG to the Company and/or its subsidiaries under their individual personal employment contracts and or month to month agreements, as established. Further, from time to time each entity would submit a budget for such personnel services. Further, issuances for the Company’s Common and Preferred Stock listed above under Item 3.02 would provide incentive for participation, and consideration for services previously rendered for many aspects of the Company’s affairs. The Company will update or amend as appropriate, when an Agreement with EMG is concluded.

Item 9.01                      Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Identification of Exhibit

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 17, 2010

EGPI FIRECREEK, INC.

By:	/s/ Dennis R. Alexander
Dennis R. Alexander, Chief Executive Officer